Exhibit 10.18

FIFTH AMENDMENT TO INDUSTRIAL REAL ESTATE LEASE

THIS FIFTH AMENDMENT TO INDUSTRIAL REAL ESTATE LEASE is dated this 1st day of May, 2020 between PAGODA PARTNERS LLC, an Ohio limited liability company, having an address of 1801 E. Ninth Street, Suite 1600, Cleveland, Ohio 44114-3103 (“Landlord”), and ARHAUS, LLC a Delaware limited liability company, fka HOMEWORKS, INC, having an address of 51 East Hines Hill Road, Boston Heights, Ohio 44236 (“Tenant”).

RECITALS

A.

Landlord and Tenant entered into a certain Industrial Real Estate Lease, dated November 8, 2000 (the “Original Lease”), with respect to premises known as 7700 Northfield Road, Walton Hills, Ohio 44146.

B.

Landlord and Tenant amended the Original Lease pursuant to the first Amendment to Industrial Real Estate Lease dated September 22, 2004 (the “1st Amendment”), the Second Amendment to Industrial Real Estate Lease dated April 12, 2005 (the “2nd Amendment”), and the Third Amendment dated December 16, 2013 (the “3rd Amendment”) and the Fourth Amendment dated May 16, 2019 (the “4th Amendment”).

C.	The parties desire to amend the Original Lease as previously amended (the “Lease”) to amend the rent payments for the remainder of the Lease Term.

NOW THEREFORE, for good and valuable consideration, the Landlord and Tenant agree as follows:

1.	Exhibit B-1 shall be modified with from the date this Fifth Amendment is signed with the following rent payment plan:

April	2020	$—	Deferred
May	2020	$—	Deferred
June	2020	$145,597.27
July	2020	$145,597.27
August	2020	$145,597.27
September	2020	$145,597.27
October	2020	$145,597.27
November	2020	$145,597.27
December	2020	$145,597.27

January	2021	$113,243.32
February	2021	$113,244.32
March	2021	$113,245.32
April	2021	$113,246.32

The remaining provisions of the Lease and Exhibits shall remain unchanged and unaffected by this 5th Amendment.

IN WITNESS WHEREOF, the parties have caused their authorized representatives to execute this Agreement as of the day and year first written above.

PAGODA PARTNERS LLC,		Arhaus, LLC

By:	/s/ John P. Reed	By:	/s/ John P. Reed
	John P. Reed, Manager		John P. Reed, CEO

By:	/s/ Christopher E. Smythe
Christopher E. Smythe, Manager

STATE OF OHIO	)
) SS
COUNTY OF SUMMIT	)

The foregoing instrument was acknowledged before me this 8 day of July, 2020, by John P. Reed, a Manager of PAGODA PARTNERS LLC, an Ohio limited liability company, on behalf of the limited liability company

(SEAL)	/s/ Barbara S. Lee

My commission expires:

STATE OF OHIO	)
) SS
COUNTY OF CUYAHOGA	)

The foregoing instrument was acknowledged before me this 8th day of July, 2020, by Christopher E. Smythe, a Manager of PAGODA PARTNERS LLC, an Ohio limited liability company, on behalf of the limited liability company

(SEAL)	/s/ Edward J. Bill
Notary Public

My commission expires:

STATE OF OHIO	)
) SS
COUNTY OF SUMMIT	)

The foregoing instrument was acknowledged before me this 8 day of July, 2020, by John P. Reed, Chief Executive Officer of Arhaus, LLC a Delaware limited liability company, on behalf of the limited liability company.

(SEAL)	/s/ Barbara A. Lee
Notary Public

My commission expires: